UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 16, 2020

QTS Realty Trust, Inc.

QualityTech, LP

(Exact name of registrant as specified in its charter)

Maryland (QTS Realty Trust, Inc.)	001-36109	46-2809094
Delaware (QualityTech, LP)	333-201810	27-0707288
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File No.)	Identification No.)

12851 Foster Street
Overland Park, KS	66213
(Address of principal executive offices)	(Zip Code)

(913) 814-9988

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Class A common stock, $.01 par value	QTS	New York Stock Exchange

Preferred Stock, 7.125% Series A Cumulative Redeemable Perpetual, $0.01 par value	QTS PR A	New York Stock Exchange

Preferred Stock, 6.50% Series B Cumulative Convertible Perpetual, $0.01 par value	QTS PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Term Loan Agreement

On October 16, 2020, QualityTech, LP (the "Operating Partnership"), the operating partnership of QTS Realty Trust, Inc. (the "Company"), entered into an unsecured Term Loan Agreement (the "Term Loan Agreement") with KeyBank National Association, as agent, the lenders party thereto, KeyBanc Capital Markets, Inc., BMO Capital Markets, Inc. and PNC Capital Markets LLC, as joint lead arrangers and joint book runners, and TD Securities (USA) LLC and Truist Bank, as co-documentation agents.

The Term Loan Agreement provides for commitments to make a single term loan borrowing of up to $250 million on or before November 16, 2020, subject to satisfaction of certain conditions (the “Term Loan”). Any commitments that that are not drawn on or before that date will expire. The Operating Partnership currently intends to draw the entire $250 million on or before November 16, 2020. The Term Loan will mature on January 15, 2026. The term loans under the Term Loan Agreement may be increased to up to $500 million, subject to certain conditions, including the consent of the agent and obtaining necessary commitments.

Amounts outstanding under the Term Loan Agreement bear interest at a variable rate equal to, at the Operating Partnership's election, LIBOR or a base rate, plus a spread that will vary depending upon the Company's leverage ratio. The spread ranges from 1.20% to 1.80% for LIBOR loans and 0.20% to 0.80% for base rate loans.

The Term Loan Agreement has customary representations and warranties, and affirmative and negative covenants, including limitations on liens, mergers, consolidations, investments, asset sales and affiliate transactions, as well as financial covenants, including the following:

•	the Operating Partnership's and its subsidiaries' consolidated total unsecured debt plus any capitalized lease obligations with respect to the unencumbered asset pool properties may not exceed 60% of the unencumbered asset pool value (or 65% of the unencumbered asset pool value for one or more periods of up to four consecutive fiscal quarters immediately following a material acquisition for which the Operating Partnership has provided written notice to the agent);
•	the unencumbered asset pool debt yield cannot be less than 10.5%;
•	a minimum fixed charge coverage ratio (defined as the ratio of consolidated EBITDA, subject to certain adjustments, to consolidated fixed charges) for the prior two most recently-ended calendar quarters of 1.50 to 1.00;
•	a maximum debt to gross asset value (as defined in the Term Loan Agreement) ratio of 60% (or 65% for one or more periods of up to four consecutive fiscal quarters immediately following a material acquisition for which the Operating Partnership has provided written notice to the agent);
•	tangible net worth (as defined in the Term Loan Agreement) cannot be less than the sum of $1,975,000,000 plus 75% of the net proceeds from any equity offerings after September 30, 2020;

The Term Loan Agreement includes customary events of default, and the occurrence of an event of default will permit the lenders to terminate commitments to lend under the Term Loan Agreement and accelerate payment of all amounts outstanding thereunder.

A copy of the Term Loan Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 10.1.

Unsecured Springing Guaranty

In connection with the Term Loan Agreement, the Company entered into an Unconditional Guaranty of Payment and Performance dated as of October 16, 2020 (the "Unsecured Springing Guaranty"). Under the terms of the Unsecured Springing Guaranty, if (a) the Company fails to comply with the covenants contained in the Term Loan Agreement that generally limit the Company’s activities to the ownership of equity interests in the Operating Partnership, managing the business of the Operating Partnership and activities incidental thereto, (b) the Company guarantees or otherwise becomes obligated in respect of indebtedness for borrowed money or certain other types of indebtedness, or (c) certain events of bankruptcy, reorganization, insolvency, dissolution or liquidation involving the Company occur, then the Company will automatically guarantee all of the obligations of the Operating Partnership under the Term Loan Agreement.

A copy of the Unsecured Springing Guaranty is attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 10.2.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 under the sections "Term Loan Agreement " and "Unsecured Springing Guaranty" is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On October 19, 2020, the Company issued a press release announcing the Term Loan Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

The information disclosed in this 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
10.1	Term Loan Agreement dated as of October 16, 2020 by and among QualityTech, LP, KeyBank National Association, as agent, the lenders party thereto, KeyBanc Capital Markets, Inc., BMO Capital Markets, Inc. and PNC Capital Markets LLC, as joint lead arrangers and joint book runners, and TD Securities (USA) LLC and Truist Bank, as co-documentation agents.

10.2	Unconditional Guaranty of Payment and Performance dated as of October 16, 2020 by QTS Realty Trust, Inc. (to KeyBank National Association).

99.1	Press Release issued by QTS Realty Trust, Inc. on October 19, 2020

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QTS Realty Trust, Inc.

By:	/s/ Shirley E. Goza
Shirley E. Goza
Secretary and General Counsel

October 19, 2020

QualityTech, LP

By: QTS Realty Trust, Inc., its general partner

By:	/s/ Shirley E. Goza
Shirley E. Goza
Secretary and General Counsel

October 19, 2020